Exhibit 10.1

OFFER SUMMARY – MERCHANT CASH ADVANCE

Total amount of funds provided to the business under the terms of the agreement	$420,000.00
Total amount of funds disbursed to the business (after any fees deducted or withheld at disbursement, any amount paid to the provider to satisfy a prior balance, and any amount paid to a third party on behalf of the business)	$400,000.00
Total amount to be paid to the provider under the terms of the agreement	$588,000.00
Total dollar cost under the terms of the agreement	$188,000.00
Manner, frequency, estimated amount of the initial payment, description of the methodology for calculating any variable payment, and circumstances under which payments may vary

This financing does not have a fixed payment schedule and there is no minimum payment amount. $15,473.68, or the estimated payment amount in effect at that time, if different from this amount, will be debited by provider from your bank account every week. Your contract may allow the debits to change back and forth between being on a daily basis and a weekly basis for a proportionate amount instead. The amounts debited are subject to reconciliation as explained in paragraph 4 of the agreement. If a reconciliation demonstrates that your payments have exceeded 10.00% of your total income during the duration of the agreement, then you will be refunded the amount that you paid in excess of the specified percentage of your total income during the duration of the agreement and the payment amount will be decreased as necessary so that it is consistent with 10.00% of the business’ income from the date of the agreement through the date of the reconciliation. If a reconciliation demonstrates that your payments have fallen below 10.00% of your total income during the duration of the agreement, then you will be debited the amount that you paid in deficiency of the specified percentage of your total income during the duration of the agreement and the payment amount will be increased as necessary so that it is consistent with 10.00% of the business’ income from the date of the agreement through the date of the reconciliation.

Prepayment Policy	There is no provision in the agreement prohibiting prepayment. If you pay off the agreement faster than required, you will not be required to pay additional fees.

/s/ Joseph La Rosa

10/7/2024

ARIN FUNDING LLC

(646) 253-9393

STANDARD MERCHANT CASH ADVANCE AGREEMENT

This is an Agreement dated 10/07/2024 by and between ARIN FUNDING LLC (“ARIN”) and each merchant listed below (“Merchant”).

Merchant’s Legal Name: La Rosa Holdings Corp. D/B/A/: LA ROSA Fed ID #: [*] Type of Entity: ☒ Corporation ☐ Limited Liability Company ☐ Partnership ☐ Sole Proprietorship Business Address: 1420 Celebration Blvd., 2nd Floor City: Celebration State: FL Zip: 34747 Contact Address: 420 Celebration Blvd., 2nd Floor City: Celebration State: FL Zip: 34747  E-mail Address: _____________ Phone Number: ________________

Purchase Price This is the amount being paid to Merchant(s) for the Receivables Purchased Amount (defined below). This amount may be paid in installments if there is an Addendum stating that it will be paid in installments.	$420,000
Receivables Purchased Amount This is the amount of Receivables (defined in Section 1 below) being sold. This amount may be sold in installments if there is an Addendum stating that it will be sold in installments.	$588,000
Specified Percentage This is the percentage of Receivables (defined below) to be delivered until the Receivables Purchased Amount is paid in full.	10%
Net Funds Provided This is the net amount being paid to or on behalf of Merchant(s) after deduction of applicable fees listed in Section 2 below. This amount may be paid in installments if there is an Addendum stating that it will be paid in installments.	$400,000

Net Amount to Be Received Directly by Merchant(s)

This is the net amount being received directly by Merchant(s) after deduction of applicable fees listed in Section 2 below and the payment of any part of the Purchase Price elsewhere pursuant to any Addendum to this Agreement. This amount may be paid in installments if there is an Addendum stating that it will be paid in installments. If any deduction is being made from the Purchase Price to pay off another obligation by Merchant(s), then the Net Amount to be Received Directly by Merchant(s) is subject to change based on any change in the amount of the other obligation(s) to be paid off.

$400,000
Initial Estimated Payment This is only applicable if an Addendum for Estimated Payments is being signed. This is the initial amount of periodic payments collected from Merchant(s) as an approximation of no more than the Specified Percentage of the Receivables and is subject to reconciliation as set forth in Section 4 below.	$15,473.68
per WEEK

I have read and agree to the terms and conditions set forth above:

/s/ Arin Funding LLC Arin Funding LLC		/s/ Joseph La Rosa
	Name:	Joseph La Rosa	Title: OWNER	Date: 10/07/2024

FUTURE RECEIVABLES SALE AND PURCHASE AGREEMENT

This Future Receivables Sale and Purchase Agreement (the “Agreement”) by and between Arin Funding LLC (the “Purchaser”), La Rosa Holdings Corp., with its primary place of business located at 1420 Celebration Blvd., 2nd Floor, Celebration , FL 34747 (the “Merchant”) and Joseph La Rosa with their personal residence at 1420 Celebration Blvd., 2nd Floor, Celebration, FL 34747 (the “Guarantor”) (collectively, the “Seller”), is entered into on the 10/07/2024 (the “Effective Date”).

WHEREAS, the purpose of this Agreement is to set forth the terms and conditions in relation to the purchase of future receivables from the Seller;

WHEREAS, the Seller is entering into this Agreement voluntarily and has had ample opportunity to review this Agreement prior to executing it;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other valuable consideration, the sufficiency of which is agreed to by the parties hereto, the Purchaser and the Seller(collectively, the Parties”), hereby agree as follows:

I.	BASIC TERMS AND DEFINITIONS.

a. “Applicable Fees”: all initial costs and fees that Seller agrees to pay to the Purchaser as consideration. The total sum of the Applicable Fees shall be deducted from the Purchase Price prior to Seller receiving the funds from the Purchase Price (as defined below);

b. “Bank Holiday”: Business Days (as defined below) in which major banks are closed for business;

c. “Business Day”: Monday through Friday, with the exception of bank holidays;

d. “Daily Receipts”: the amount of Future Receipts (as defined below) received by Seller on a daily basis;

e. “Effective Date”: the date set forth in the preamble of this Agreement;

f. “Future Receipts”: all of the Seller’s receipts of monies for the sale of its goods and services after the Effective Date of this Agreement;

g. “Net Funding”: the consideration transferred to Seller after the Applicable Fees and Origination Fees (as defined below) are deducted;

h. “Obligations”: the terms and conditions the Purchaser is bound to under this Agreement;

i. “Origination Fee”: the agreed upon fee between the Seller and a third-party Broker, which shall be deducted from the Net Funding (as defined below);

j. “Parties”: collectively, the Purchaser, Merchant, Personal Guarantor and Seller;

k. “Prior Balance”: Outstanding balance on a previous executed Agreement between the Parties;

l. “Purchased Amount”: the total amount of the Specified Percentage of the Future Receipts that the Seller shall be under obligated to deliver and pay to the Purchaser;

m. “Purchase Price”: the total amount that the Purchase has agreed to pay for the Purchased Amount;

n. “Scheduled Remittance”: the fixed amount that the Parties agree to be a good faith approximation of the Specified Percentage (as defined below) of the Seller’s Daily Receipts. Scheduled Remittance shall begin on 10/07/2024 and be processed Daily. In the event a Scheduled Remittance is due on a banking holiday, Purchaser shall schedule an additional payment on the previous business day prior to said banking holiday;

o. “Specified Percentage”: 10% of each and every sum from sales made by the Seller of Future Receipts.

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II. TERM. This Agreement does not have a fixed duration and shall expire upon the date when the Purchased Amount and all other sums due to the Purchaser are paid in full (“Expiration Date”).

III. SALE OF PURCHASED FUTURE RECEIPTS. Seller hereby irrevocably assigns, transfers and conveys onto Purchaser all of the Seller’s right, title and interest in the Specified Percentage of the Future Receipts until the Purchased Amount shall have been delivered by Seller to Purchaser (“Purchased Future Receipts”). This sale of the Purchased Future Receipts is made without express or implied warranty to Purchaser of collectability of the Purchased Future Receipts by Purchaser and without recourse against Seller and/or Guarantor(s), except as specifically set forth in this Agreement. By virtue of this Agreement, Seller transfers to Purchaser full and complete ownership of the Purchased Future Receipts and Seller retains no legal or equitable interest therein.

IV. PAYMENT OF PURCHASE PRICE. As good faith consideration, Purchaser agrees to pay to Seller the Purchase Price, less any Applicable Fees, Prior Balance (if applicable) and Origination Fees, upon execution of this Agreement.

V. USE OF PURCHASE PRICE. Seller hereby acknowledges and understands that: (i) Purchaser’s ability to collect the Purchased Amount (or any portion thereof) shall be contingent upon Seller’s continued operation of its business and successful generation of the Future Receipts until the Purchased Amount is delivered to Purchaser in full; and (ii) in the event of decreased efficiency or total failure of Seller’s business, Purchaser’s receipt of the full or any portion of the Purchased Amount may be delayed indefinitely. Based upon the forgoing, Seller agrees to use the Purchase Price exclusively for the benefit and advancement of Seller’s business operations and for no other purpose.

VI. SCHEDULED REMITTANCE OF PURCHASED AMOUNTS. The Purchased Amount shall be delivered by the Seller to the Purchaser in the amount of the Scheduled Remittance on each Business Day commencing on the Effective Date. In the event a Scheduled Remittance is due on a Bank Holiday in which Purchaser’s ACH processor does not process payments, Purchaser shall schedule an additional ACH payment on the Business Day immediately preceding said Bank Holiday.

VII. APPROVED BANK ACCOUNT AND CREDIT CARD PROCESSOR(S). During the term of this Agreement, the Seller shall: (i) deposit all Future Receipts into one (and only one) bank account, which shall be preapproved by the Purchaser (the “Approved Bank Account”); (ii) use one (and only one) credit card processor, which shall be preapproved by the Purchaser (the “Approved Processor”); and (iii) deposit all credit card receipts into the Approved Bank Account. In the event the Approved Bank Account or Approved Processor shall become unavailable or shall cease to operate during the term of this Agreement, Seller shall arrange for another Approved Bank Account or Approved Processor within twenty-four (24) hours.

VIII. AUTHORIZATION TO DEBIT APPROVED BANK ACCOUNT. The Seller hereby authorizes the Purchaser to initiate electronic payments or ACH debits from the Approved Bank Account in the amount of the Scheduled Remittance on each Business Day commencing on the Effective Date until the Purchaser receives the full Purchased Amount. The Parties agree that the Seller shall provide Purchaser with all access code(s) for the Approved Bank Account.

IX. FEES ASSOCIATED WITH DEBITING APPROVED BANK ACCOUNT. All fees, charges and expenses incurred by either Party due to rejected electronic checks, failed ACH debit attempts, overdrafts or rejections by Seller’s banking institution shall be the sole responsibility of the Seller.

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X. RECONCILIATION.

a. Seller’s Right for Reconciliation. The Parties each acknowledge and agree that:

i. If at any time during the term of this Agreement Seller shall experience unforeseen decreases to their Daily Receipts, the Seller shall have the right, at its sole and absolute discretion, to request a modification to their Scheduled Remittance.

ii. Such modification to their Scheduled Remittance (the “Reconciliation”) shall be performed by the Purchaser within five (5) Business Days following the written request by Seller for said Reconciliation.

b. Reconciliation Procedure.

i. Seller shall submit a written request for Reconciliation via email to adam@arinfunding.com with the subject line, “REQUEST FOR RECONCILIATION”;

ii. Said written request shall include a copy of the Seller’s most recent bank statement and credit card processing statement;

iii. The Purchaser shall have five (5) Business Days to review the Request for Reconciliation.

c. Warranties. The Seller shall have the right to request Reconciliation as many times during the term of this Agreement as it deems proper. Nothing set forth in this Agreement shall be deemed to provide the Seller with the right to interfere with the Purchaser’s right and ability to debit the Approved Bank Account while the request for Reconciliation is pending or until the Purchased Amount is collected by the Purchaser in full; or modify the amount of the Scheduled Remittance for any calendar month without prior approval of all Parties.

XI. SELLER’S RIGHT TO ACCELERATE REMITTANCE OF THE OUTSTANDING PORTION OF THE PURCHASED AMOUNT OF FUTURE RECEIPTS (“OUTSTANDING PAFR”).

a. Seller shall have the right, at any time after receipt of the Purchase Price and upon obtaining Purchaser’s prior written consent to accelerate the delivery of the undelivered portion of the Purchased Amount of Future Receipts (the “Outstanding PAFR”) so long as:

i. the Outstanding PAFR is paid in full;

ii. such notice shall be in writing stating the exact amount due and delivery date of payment; and Purchaser.

iii. Scheduled Remittances continue as schedule until the Outstanding PAFR is paid to the

b. Upon proper delivery of the Outstanding PAFR to Purchaser and written confirmation by Purchaser, Seller’s obligations to the Purchaser shall be deemed completed and fulfilled.

XII. PURCHASER’S RIGHTS AND OBLIGATIONS UPON RECEIPT OF OUTSTANDING PAFR.

a. Purchaser shall notify the Approved Bank Account and cease Scheduled Remittances or Adjusted Scheduled Remittances payments to Purchaser’s bank account within three (3) business days.

b. In the event Purchaser shall receive Scheduled Remittances or Adjusted Scheduled Remittance after the Accelerated Delivery Date, Purchaser shall immediately:

i. Return to Seller the total sum of the Scheduled Remittances or Adjusted Scheduled Remittance payments received after the delivery of the Outstanding PAFR to Purchaser; or

ii. Apply the total sum of the Scheduled Remittances or Adjusted Scheduled Remittance received by Purchaser after the Accelerated Delivery Date toward Seller’s outstanding financial obligations to Purchaser existing as of the Accelerated Delivery Date.

c. Seller acknowledges and agrees that the Purchaser shall have the right to apply the total sum of the Scheduled Remittances or Adjusted Scheduled Remittance received by the Purchaser after the Accelerated Delivery Date toward Seller’s outstanding financial obligations between the Parties.

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XIII. RISK SHARING ACKNOWLEDGMENTS AND ARRANGEMENTS. The Parties each hereby acknowledge and agree that:

a. The Purchased Future Receipts represent a portion of Seller’s Future Receipts.

b. This Agreement consummates the sale of the Purchased Future Receipts at a discount, not the borrowing of funds by the Seller from Purchaser. Purchaser does not charge the Seller and will not collect from the Seller any interest on the monies used by the Purchaser for the purchase of the Purchased Future Receipts.

c. The period of time that it will take the Purchaser to collect the Purchased Amount is not fixed, is unknown to both Parties at this time and will depend on the success of the Seller’s business.

d. The amount of the Scheduled Remittance is calculated based upon the information concerning an average amount of Daily Receipts collected by the Seller’s business immediately prior to the Effective Date of this Agreement, as well as representations regarding the Seller’s estimated Future Receipts provided by the Seller to the Purchaser.

e. The amount of Seller’s future Daily Receipts may increase or decrease over time.

f. Seller may not be in breach or in default of this Agreement in the event the full Purchased Amount is not remitted because the Seller’s business went bankrupt or otherwise ceased operations in the ordinary course of business.

i. EXCEPTION: Seller will be deemed in breach or in default if the Seller’s business goes bankrupt or ceases operations due to the Seller’s willful or negligent mishandling of its business or Seller purposefully failing to comply with the obligations or this Agreement.

g. The Purchaser agrees to purchase the Purchased Future Receipts knowing the Seller’s business may slow down or fail.

h. The Purchasers assumes the risk based exclusively upon the information provided to it by the Seller and is detrimentally relying on the Seller’s representations, warranties and covenants contained in this Agreement.

i. The Purchaser hereby acknowledges and agrees that Seller may be excused from performing its obligations under this Agreement in the event Seller’s business ceases its operations exclusively due to the following (collectively, the “Valid Excuses”):

i. Adverse business conditions that occurred for reasons outside of Seller’s control and are not due to Seller’s willful or negligent mishandling of its business;

ii. Loss of the premises where the business operates due to force majeure, provided that the Seller does not continue or resume business operations in another location;

iii. Seller’s bankruptcy, so long as the Seller did not fraudulently, willfully or negligently refuse to disclose proper documentation to the Purchaser prior to the execution of this Agreement; or

iv. Force majeure.

j. The Purchaser reserves the right to apply monies received pursuant to this Agreement first toward any fees and then toward the Purchased Amount.

k. The Parties agree that the Purchase Price is paid to the Seller in consideration for the acquisition of the Purchased Future Receipts and that payment of the Purchase Price by the Purchaser is not intended to be, nor shall it be construed as a loan from the Purchaser to the Seller that requires absolute and unconditional repayment on a specified maturity date. The Purchaser’s ability to receive the Purchased Amount is conditional upon the performance of the Seller’s business.

l. In the event a court shall determine that the Purchaser has charged or received interest hereunder in excess of the highest rate allowed by law, the rate of such interest received by the Purchaser shall automatically be reduced to the maximum rate permitted by applicable law and the Purchaser shall promptly refund to the Seller any excess interest remitted.

XIV. APPLICABLE FEES. The Parties acknowledge the Applicable Fees were agreed upon prior to the Seller entering into this Agreement, were subject to arms-length negotiations between the Parties and a detailed list of the Applicable Fees is set forth in Exhibit A of this Agreement.

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XV. ORIGINATION FEE. To the extent that the Seller has agreed to a Broker Fee with a third-party broker, the Seller hereby requests and agrees for the Purchaser to withhold the Broker Fee from the Purchase Price and for the Purchaser to pay the third-party broker directly.

XVI. NO OTHER REDUCTIONS OF PURCHASE PRICE. The Seller hereby:

a. Agrees to pay the Applicable Fee, the Prior Balance and the Origination Fee (collectively, the “Closing Costs”) in full;

b. Authorizes the Purchaser to apply a portion of the Purchase Price due to the Seller toward satisfaction of the Seller’s obligation to pay the Closing Costs by deducting them from the Purchase Price prior to delivering it to the Seller;

c. Agrees that deduction of the Closing Costs from the Purchase Price shall not be deemed a reduction of the Purchase Price.

XVII. REPRESENTATIONS, WARRANTIES & COVENANTS. The Seller represents and warrants that as of the Effective Date and during the term of this Agreement:

a. Financial Condition and Financial Information. The Seller’s bank and financial statements furnished to the Purchaser, along with any future statements which may be furnished hereafter, fairly represent the financial condition of the Seller on the date the statements are issued. Prior to the execution of this Agreement, there has been no material adverse changes, financial or otherwise, in the operation or ownership of the Seller. The Seller has a continuing, affirmative obligation to advise the Purchaser of any material adverse change in its financial condition, operation or ownership and/or banking log-in credentials. The Purchaser may request the Seller’s bank statements at any time until the Purchased Future Receipts are remitted to the Purchaser and the Seller shall provide such information to the Purchaser within five (5) business days. The Seller’s failure to provide such information or blocking access to the Approved Bank Account is deemed a material breach of this Agreement.

b. Governmental Approvals. The Seller is in compliance and shall remain in compliance with all applicable laws and has the proper valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which its presently engaged.

c. Good Standing. The Seller is a corporation/limited liability company/limited partnership/or other type of entity (“business entity”) that is in good standing and duly incorporated or otherwise organized and validly existing under the laws of its jurisdiction of incorporation or organization, and has the full power and authority necessary to carry its business as it is now being conducted. In the event the business entity is dissolved for any reason, the Seller shall advise the Purchaser within five (5) business days prior to the dissolution for any reason. This Agreement shall remain in full effect despite the dissolution of the business entity and any subsequent business entities formed by the Seller(s) may be responsible for the Purchased Future Receipts.

d. Authorization. The Seller represents has all requisite power to execute, delivery and perform this Agreement and consummate the transactions contemplated hereunder. The Seller also represents and warrants that entering into this Agreement will not result in the breach, violation or default under any other agreement or instrument by which the Seller is bound; nor are any statutes, rules, regulations, orders or other laws to which the Seller is subject to. The Seller further represents and warrants that entering into this Agreement does not require the obtaining of any consent, approval, permit or license from any governmental authority having jurisdiction over the Seller. All organization and other proceedings required to be taken by the Seller to authorize the execution, delivery and performance of this Agreement have already been taken. The Personal Guarantor signing this Agreement on behalf of the Sellers has full power and authority to bind the Seller to perform its obligations under this Agreement.

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e. Accounting Records and Tax Returns The Seller will treat the receipt of the Purchase Price and payment of the Purchased Amount in a manner evidencing sale of its future receipts in its accounting records and tax returns and further agrees that the Purchaser is entitled to audit the Seller’s accounting records and tax returns upon reasonable notice in order to verify compliance. The Seller hereby waives any rights of privacy, confidentiality or taxpayer privilege in any litigation or arbitration arising out of this Agreement in which the Seller asserts that this transaction is anything other than a sale of future receipts.

f. Taxes; Workers Compensation Insurance. The Seller has paid and will continue to promptly pay, when due, all taxes, including, without limitation, income, employment, sales and use taxes imposed upon the Seller’s business by law. The Seller further asserts they will maintain workers compensation insurance required by applicable governmental authorities.

g. No Diversion of Future Receipts. The Seller shall not allow any event to occur that would cause a diversion of any portion of the Seller’s Future Receipts from the Approved Bank Account or Approved Processor without the Purchaser’s written permission.

h. Change of Name of Location. The Seller, any successor-in-interest of the Seller and the Guarantor shall not conduct Seller’s business under any name other than those disclosed to the Approved Processor and the Purchaser. The Seller shall not change or transfer ownership or change its place of business without obtaining prior written consent of the Purchaser.

i. Prohibited Business Transactions. The Seller shall not: transfer or sell all or substantially all of its assets without first obtaining prior written consent of the Purchaser.

j. No Closing of the Business. The Seller will not sell, dispose, transfer or otherwise convey all or substantially all of its business or assets without first: (i) obtaining the express prior written consent of the Purchaser; and (ii) upon obtaining written consent, providing the Purchaser with a copy of the executed Agreement between the Seller and the third-party. The Seller agrees that until the Purchaser shall receive the Purchased Amount in full, the Seller will not voluntarily close its business either temporarily for repairs, renovations or any other purpose; or permanently. In the event repairs or renovations are required as per legal authorities having jurisdiction over the Seller’s business or such closing is necessitated by circumstances outside of the Seller’s reasonable control, the Seller shall provide the Purchaser with written notice as soon as the Seller is aware.

k. No Pending Bankruptcy. As of the Effective Date, the Seller is not insolvent, has not filed, does not contemplate filing any petition for bankruptcy protection. There has been no involuntary bankruptcy petition brought or pending against the Seller. The Seller represents hat it has not consulted with a bankruptcy attorney on the issue of filing bankruptcy or some other insolvency proceeding within six months immediately preceding the Effective Date of this Agreement.

l. Unencumbered Future Receipts. The Seller has and will continue to have good, complete and marketable title to all Future Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests other than by virtue of entering into this Agreement. Seller specifically warrants and represents that it is not currently bound by the terms of any future receivables or factoring agreement which may encumber in any way the Future Receipts.

m. No Stacking. The Seller shall not enter into any third-party agreement which may encumber on the Future Receipts purchased by the Purchaser.

n. Business Purpose. The Seller is entering into this Agreement solely for business purposes and not as a consumer for personal, family or household purposes.

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o. No Default Under Contracts with Third-Parties. The Seller’s execution and/or performance of its obligations under this Agreement will not cause or create an event of default by the Seller under any contract in which Seller is or may be a party to.

p. Right of Access. The Seller hereby grants the Purchaser the right to enter, without prior notice, the premises of the Seller’s business for the purpose of inspecting or checking the Seller’s transaction processing terminals to ensure the terminals are properly programmed to submit and/or batch Seller’s daily receipts to the Approved Processor and to ensure that the Seller has not violated any provisions of this Agreement. The Seller hereby grants the Purchaser access to the Seller’s employees, records and all other items located at the Seller’s place of business during the term of this Agreement. Seller hereby agrees to provide the Purchaser any and all information concerning the Seller’s business operations, banking relationships, names and contact information of the Seller’s suppliers, vendors and landlord(s) and allows the Purchaser to contact said third-parties at any time.

q. Phone Recordings. The Parties agree that any call between the Parties and its owners, managers, employees, and agents may be recorded and/or monitored. The Seller acknowledges and agrees that the Seller may be contacted by the Purchaser or any of their authorized representatives at any time regarding the performance of the Seller’s obligations pursuant to this Agreement. The Seller further acknowledges and agrees they will not claim that such communications are unsolicited or inconvenient.

r. Authorized Representative. The Parties agree and acknowledge the signatories to this Agreement are authorized to make managerial and financial decisions on behalf of the Seller with respect to this Agreement and have such knowledge, experience and skill in financial and business matters, thus having the capability of evaluating the merits and risks of this Agreement.

s. Attorney Representation. The Sellers acknowledge and agree that they had read and fully understand the content of this Agreement; had the opportunity to consult with Seller’s own counsel in connection with entering into this Agreement; and had made sufficient inquiries to determine this Agreement is fair and reasonable to the Seller.

t. No Additional Fees Charged. The Parties agree other than the Closing Costs, if any, the Purchaser is not charging any additional fees to the Seller.

XVIII. PLEDGE OF SECURITY

a. Pledge. As security for the prompt and complete payment and performance of any and all liabilities, obligations, covenants or agreements of the Seller pursuant to this Agreement (collectively, the “Obligations”), the Seller hereby pledges, assigns and hypothecates to the Purchaser (the “Pledge”) and grants to the Purchaser a continuing, perfected and first priority lien upon and security interest in all of the Seller’s rights, titles and interest in all accounts, including, but not limited to: deposit accounts, accounts receivables, other receivables, chattel paper, documents, equipment, general intangibles, instruments and inventory (collectively, the “Collateral”), whether now existing or hereinafter acquired. The Purchaser reserves the right to file a UCC-1 lien at any time during the course of this Agreement.

b. Termination of the Pledge. Upon the payment in full of the Obligations by the Seller, the security interest in the Collateral pursuant to this Pledge shall automatically terminate without any further act of either Party and all rights to the Collateral shall revert back to the Seller. Upon Seller’s request, the Purchaser will execute, acknowledge and deliver such satisfactions, releases and termination statements, in writing.

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c. Representations. The Seller hereby represents and warrants to the Purchaser that the execution, delivery and performance by the Seller of this Pledge, and the remedies in respect to the Collateral under this Pledge:

i. Are duly authorized;

ii. Do not require the approval of any governmental authority or any other third-party;

iii. Do not and shall not violate or result in the breach of any provision of law or regulation, any order or decree of any court or other governmental authority; or

iv. Do not violate, result in the breach of or constitute a default under, or conflict with any indenture, mortgage, deed of trust, agreement or any other instrument to which the Seller is a party or by which any of the Seller’s assets are bound.

d. Further Assurances. Upon the request of the Purchaser, the Seller, at its sole cost and expense, shall execute and deliver all such further UCC-1s, continuation statements, assurances and assignments of the Collateral and any other documents the Purchaser may request in order to more fully effectuate the purposes of this Pledge and the assignment of the Collateral to obtain the full benefits of this Pledge and the rights and powers herein created.

XIX. DEFAULTS AND REMEDIES.

a. Events of Default. The Seller is deemed to have constituted an “Event of Default” if:

i. The Seller shall violate any term, condition or covenant in this Agreement governing the Seller’s obligations of timely delivery of the Scheduled Remittances or Adjusted Scheduled Remittance to the Purchaser;

ii. The Seller shall violate any term, condition, or covenant in this Agreement in regard to any other sums due for any reason whasoever other than as the result of the Seller’s business ceasing its operations exclusively due to any of the Valid Excuses;

iii. Seller knowingly or willfully provides incorrect, false or misleading information to the Purchaser at any time;

iv. The Seller shall violation any term, condition or covenant in this Agreement;

v. The Seller uses multiple depository accounts without obtaining prior written consent of the Purchaser;

vi. The Seller fails to deposit any portion of its Future Receipts into the Approved Bank Account;

vii. The Seller changes the Approved Bank Account or Approved Processor without obtaining prior written consent of the Purchaser;

viii. The Seller interferes with the Purchaser’s collection of the Scheduled Remittance or Adjusted Scheduled Remittance, including, but not limited to the Seller interfering with ACH Payments;

ix. Two (2) or more ACH transactions attempted by the Purchaser are rejected by the Seller’s Bank;

x. The Seller takes on additional financing (known as “Stacking”) at any times after the Effective Date and prior to the final payment pursuant to this Agreement; or

xi. The Guaranty shall for any reason cease to be in full force and effect.

b. Seller’s Obligations Upon Default. Upon occurrence of an Event of Default due to the Seller’s breach of its obligations under this Agreement, the Seller shall immediately deliver to the Purchaser the entire unpaid portion of the Purchased Amount. The Seller shall also pay to the Purchaser any reasonable expenses incurred by the Purchaser in connection with recovering the monies due to the Purchaser pursuant to this Agreement, including, without limitation, the cost of retaining collection firms and reasonable attorneys’ fees and disbursements (collectively, “Reasonable Damages”). The Parties agree the Reasonable Damages are either Twenty-Five Percent (25%) of the undelivered portion of the Purchased Amount upon the occurrence of an event of default, or Twenty-Five Hundred Dollars ($2,500.00), whichever is greater. The entire sum due shall bear simple interest from the Default Date until it is paid in full, at a rate of Nine Percent (9%) per annum, with interest accruing daily.

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c. Remedies. Upon the Seller’s default, the Purchaser may immediately proceed to protect and enforce its rights under this Agreement by:

i. Enforcing its rights as a creditor, including, but not limited to, notifying any account debtor(s) of the Seller’s of the Purchaser’s security interest;

ii. Enforcing the provisions of the Personal Guarantee of Performance against the Guarantor(s) without first seeking recourse from the Seller for the full balance owed at the time of default, plus applicable fees and costs;

iii. Notifying the Seller’s credit card processor of this Agreement and to direct such credit card processor to make payments directly to the Purchaser of any and all amounts received by said credit card processor on behalf of the Seller;

iv. Commencing a law suit, whether for specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of the Seller’s obligations hereunder, or any other legal or equitable right or remedy;

v. In case any Event of Default occurs and it is not waived, the Purchaser will be entitled to the issuance of an injunction, restraining order, or any other equitable relief in Purchaser’s favor, subject to court approval, restraining the Seller’s accounts and/or receivables up to the amount due to the Purchaser as a result of the Event of Default and the Seller will be deemed to have consented to the granting of an application for the same to any court of competent jurisdiction without any prior notice to the Sellers and without the Purchaser being required to furnish a bond or other undertaking in connection with the application;

vi. In case the Guarantor’s obligations become due hereunder and are not waived, the Purchaser will be entitled to the issuance of an injunction, restraining order, or other equitable relief in the Purchaser’s favor, subject to court approval, restraining the Seller and Guarantor’s accounts and/or receivables up to the amount due to the Purchaser as a result of the Event of Default, and the Seller and Guarantor, each, in their individual capacities, will be deemed to have consented to the granting of an application for the same to any court of competent jurisdiction, without any prior notice to the Seller or Guarantor and without the Purchaser being required to furnish a bond or other undertaking in connection with the application.

d. Power-of-Attorney. The Seller irrevocably appoints the Purchaser and its representatives as its agents and attorneys-in-fact with the full authority to take any action or execute any instrument or document: (i) to settle all obligations due to the Purchaser from any credit card processor and/or account debtor(s) of the Seller; (ii) upon occurrence of an Event of Default, to perform any and all obligations of the Seller under this Agreement to protect the value of the Collateral by obtaining the required insurance; (iii) to collect monies due or to become due under or in respect of any of the Collateral; (iv) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with this Agreement; (v) to sign the Seller’s name on any invoice, bill of lading, or assignment directing customers or account debtors (collectively, “Account Debtors”) to make payment directly to the Purchaser; and (vi) to file any claims or take any action or institute any proceeding which the Purchaser may deem necessary for the collection of any of the unpaid Purchased Amount from the Collateral, or otherwise enforce its rights with respect to the collection of the Purchased Amount.

XX. MISCELLANEOUS

a. Seller Deposit Agreement. The Seller shall execute an agreement with the Purchaser that shall authorize the Purchaser to arrange for electric fund transfers and/or ACH Payments of the Scheduled Remittances or Adjusted Scheduled Remittance from the Approved Bank Account. The Seller shall provide the Purchaser and/or its authorized agent with all the information, authorizations and passwords necessary to verify the Seller’s receivables, receipts and deposits in the Approved Bank Account. The Seller shall authorize the Purchaser and/or its agent to deduct the payments to Purchaser. The authorization shall be irrevocable until such time when the Seller shall has satisfied its obligations under this Agreement.

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b. Indemnification. The Seller and its Guarantor(s) jointly and severally indemnify and hold harmless to the fullest extent permitted by law the Approved Processor, any ACH processor, customer and/or Account Debtors of the Seller, their officers, directors and shareholders against any and all losses, damages, claims, liabilities and expenses incurred by the ACH processor, customer, and/or Account Debtors of the Seller resulting from claims asserted by the Purchaser for monies owed to the Purchaser from the Seller and actions taken by any ACH Processor, customer and/or Account Debtor of the Seller in reliance upon the information or instructions provided by the Purchaser.

c. No Liability. In no event shall the Purchaser be liable for any claims asserted by the Seller or its Guarantor under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby knowingly and voluntarily waived by the Seller and Guarantor.

d. Modifications; Agreements. To modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by both Parties.

e. Assignments. The Purchaser may assign, transfer or sell its rights or delegate its duties hereunder, either in whole or in part, without prior notice to the Seller. The Seller may not assign its rights or obligations under this Agreement without obtaining Purchaser’s prior written consent. The Purchaser reserves the right to deny such consent.

f. Notices. Unless different means of delivering notices are set forth, all notices, requests, consent, demands and other communications hereunder shall be delivered via certified mail, return receipt requested, to the respective Parties at the addresses listed in the preamble of this Agreement.

g. Waiver Remedies. The Parties agree and acknowledge the Purchaser reserves any rights pursuant to this Agreement.

h. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

i. Governing Law, Venue and Jurisdiction. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Merchant shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Purchaser which consent may be withheld in Purchaser’s sole discretion. This Agreement shall be governed by and construed in accordance with the laws of the State Connecticut. Any suit, action or proceeding arising hereunder, or the interpretation, performance, or breach hereof, shall be, if Purchaser so elects, instituted in a state court sitting in the State of Connecticut, County of Fairfield, without regard to conflict of law provisions (the “Acceptable Forum”). The parties agree that the Acceptable Forum shall be the sole and exclusive forum for any and all disputes arising out of or relating to this Agreement and the Parties agree that the Acceptable Forum is convenient and submit to the jurisdiction of the Acceptable Forum and waive any and all objections to jurisdiction or venue. Should a proceeding be initiated in any other forum, the parties waive any right to oppose any motion or application made by either party to transfer such proceeding to an Acceptable Forum.

j. PREJUDGMENT REMEDY WAIVER. EACH AND EVERY MERCHANT AND GUARANTOR OF THIS AGREEMENT, AND EACH OTHER PERSON OR ENTITY WHO MAY BECOME LIABLE FOR ALL OR ANY PART OF THIS OBLIGATION, HEREBY ACKNOWLEDGE THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a TO 52-278m, INCLUSIVE, OR BY OTHER APPLICABLE LAW EACH AND EVERY MERCHANT AND GUARANTOR OF THIS AGREEMENT HEREBY WAIVE (A) ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER IN CONNECTION WITH ANY AND ALL PREJUDGMENT REMEDIES TO WHICH PURCHASER MAY BECOME ENTITLED BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS AGREEMENT OR SECURITY AGREEMENT SECURING THIS AGREEMENTAND (B) ALL RIGHTS TO REQUEST THAT PURCHASER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT SAID MERCHANT OR GUARANTOR AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY PURCHASER BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS AGREEMENT OR SECURITY AGREEMENT SECURING THIS AGREEMENT.

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AS PART OF THE SAID PREJUDGMENT REMEDY WAIVER ABOVE, EACH AND EVERY MERCHANT AND GUARANTOR OF THIS AGREEMENT, AND EACH OTHER PERSON OR ENTITY WHO MAY BECOME LIABLE FOR ALL OR ANY PART OF THIS OBLIGATION HEREBY ACKNOWLEDGE, UNDERSTAND, AGREE AND CONSENT THAT PURCHASER MAY ATTACH OR GARNISH ANY AND ALL OF MERCHANT AND GUARANTOR’S MONEY HELD IN ANY BANK ACCOUNT AT A BANKING INSTITUTION IF THAT BANKING INSTITUTION HAS A BRANCH, ATM OR OFFICE PHYSICALLY LOCATED IN CONNECTICUT AND/OR IS REGISTERED TO CONDUCT BUSINESS IN CONNECTICUT.

k. Survival of Representation. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement an shall continue in full force until all the obligations under this Agreement have been satisfied in full and this Agreement shall have expired.

l. Severability. In case any of the provisions of this Agreement are found to be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of any other provisions contained herein shall not in any way be affected or impaired. Any provision of this Agreement that may be found by a court having jurisdiction to be prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof.

m. Entire Agreement. This Agreement embodies the entire agreement between the Parties and supersedes all prior agreements and understandings relating to the subject matter hereof. Each Party hereto has had the opportunity to consult with legal counsel of their choosing regarding the terms and condition of this Agreement, before executing this Agreement.

n. Jury Trial Waiver. THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR THE ENFORCEMENT HEREOF. EACH PARTY HERETO ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION AND DISCUSSIONS OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

o. Class Action Waiver. EACH PARTY HERETO WAIVES ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY, AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR IS AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES HEREBY AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTIONS; AND (II) THE PARTY WHO INITATETS OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY THROUGH THE CLASS OR REPRESENTATION ACTION.

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p. Counterparts and Facsimile Signatures. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same agreement.

q. Attorney Review. The Parties acknowledge that they are commercial entities and/or sophisticated parties and have had the opportunity to consult with their respective legal counsel regarding this Agreement. Parties further acknowledge the terms of this Agreement are not to be construed against any Party because that Party drafted the Agreement or construed in favor of any Party because that Party failed to understand the legal effect of the provisions of this Agreement.

r. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the address(es) set forth on the first page of this Agreement or any other address(es) provided in writing to the Purchaser by any Merchant or Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the address(es) set forth on the first page of this Agreement if it does not furnish a certified mail receipt signed by the Purchaser that the Purchaser was provided with notice of a change in the contact address(es).

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the Effective Date.

FOR THE MERCHANT (#1) By:

Joseph La Rosa / OWNER	/s/ Joseph La Rosa
(Print Name and Title)	(Signature)

FOR THE MERCHANT (#2) By:

(Print Name and Title)	(Signature)

FOR THE MERCHANT (#3) By:

(Print Name and Title)	(Signature)

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EXHIBIT A – APPLICABLE FEES

The Parties hereby acknowledge and agree to the following:

1. Possible Conflicts. If there is any conflict or inconsistency between any of the provisions of this Addendum and any provisions of the Agreement to which this Appendix is attached, all such conflicts and inconsistencies shall follow the terms and conditions set forth in this Appendix.

2. Additional Funding/“Stacking Fee”. In the event the Seller or Guarantor take on additional funding (“stacking”) at any point after being funded by the Purchaser, without prior written notice by the Purchaser, the Seller agrees to pay the Purchaser a $25,000 penalty or Ten Percent (10%) of the calculated payback amount, whichever is higher. The Purchaser reserves the right to declare the account in default at any point after receiving notice of unauthorized stacking, regardless of the payments made by the Seller or Guarantor.

3. Additional Fees. The Purchaser does not permit unauthorized outside fees not previously disclosed. The fee amount for this agreement is contingent upon closing papers and will be held back from the funded amount.

4. Authorization. The Seller hereby authorizes the Purchaser to apply a portion of the Purchase Price due to the Seller to satisfy the applicable fees as per this Agreement.

5. No Reduction of Purchase Price. The Parties hereby agree that the deduction of the applicable fees from the Purchase Price shall not be deemed a reduction to the Purchase Price.

6. Applicable Fees.

a. Origination/Underwriting Fee. A total of $ 20,000 is deemed an Origination and Underwriting fee. This fee is to cover the expenses associated with origination, underwriting and related expenses pursuant to this Agreement. If for any reason the Purchaser, in their sole capacity, decides to cancel the deal, the Parties agree the Seller is still responsible for this fee.

b. Non-Sufficient Funds Fee (“NSF Fee”). $35.00 for each NSF. After two NSF Fees are applied to Seller’s account, a default is declared.

c. Default Fee. In the event the Seller breaches this Agreement for any reason, a default fee of $10,000 or Twenty-Five Percent (25%) of the outstanding balance shall be added.

d. Blocked Account Fee. In the event the Seller places a Stop-Payment on the Purchaser’s ACH or closes their bank account, a blocked account fee of $5,000 or Twenty-Five Percent (25%) of the outstanding balance shall be added.

e. Bank Change Fee. In the event the Seller requests a change in bank accounts for the ACH payments, a $50.00 bank change fee shall be added.

f. Wire Fee. In the event a Seller shall request a Fed Wire, a $50.00 wire fee shall be added.

g. ACH Program Fee. $199.00 per month for the duration of the Agreement.

h. Third-Party Intermediary Fee. In the event the Seller retains a third-party debt relief/re- negotiator entity or individual and contacts the Purchaser seeking to redirect communication regarding this Agreement, a $10,000 fee or Twenty-Five Percent (25%) of the outstanding balance shall be added. This fee shall be used to cover the additional expenses added in modifying the terms of this Agreement. Any portion of this fee that remains unused shall be returned to the Seller at the conclusion of this Agreement or related legal action.

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i. UCC Fee. $195.00

j. Collection Fees and Costs. In the event the Seller or Guarantor breaches the terms of this Agreement, the Seller and/or Guarantor shall be liable for Purchaser’s reasonable attorney’s fees and costs of collection and/or to enforce any term in the Agreement, in addition to any other damages awarded by a court.

k. Additional Financing. The Seller agrees that if further financing from any other finance/factoring company is taken after the funding of this contract (also known as “stacking”), this will constitute an event of default of the Agreement and all balances, plus any applicable fees, become immediately due. The Seller agrees to pay a $25,000 penalty or Ten Percent (10%) of the calculated payback amount, whichever is higher, if additional financing is obtained.

FOR THE MERCHANT (#1) By:

Joseph La Rosa / OWNER	/s/ Joseph La Rosa
(Print Name and Title)	(Signature)

FOR THE MERCHANT (#2) By:

(Print Name and Title)	(Signature)

FOR THE MERCHANT (#3) By:

(Print Name and Title)	(Signature)

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EXHIBIT B – PERSONAL GUARANTY OF PERFORMANCE

This Personal Guaranty of Performance (the “Guaranty”) is entered into as of the 10/07/2024, by and between Joseph La Rosa (the “Guarantor”) on behalf of La Rosa Holdings Corp. (the “Seller”) and Purchaser, (the “Purchaser”)(collectively, the “Parties”).

WHEREAS, pursuant to the Agreement, the Purchaser has agreed to purchase a portion of Future Receipts of the Seller;

WHEREAS, the Guarantor is an owner, officer, director, or manager of the Seller, will directly benefit from entering into this Agreement;

WHEREAS, the Purchaser is not willing to enter into this Agreement unless Guarantor irrevocably, absolutely and unconditionally guarantees to the Purchaser prompt and complete performance of all obligations of the Seller under the Agreement;

NOW, THEREFORE, pursuant to the Parties desire to proceed with this Agreement and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

1. Guaranty of Obligations. The Guarantor hereby irrevocably, absolutely and unconditionally guarantees to the Purchaser prompt, full, faithful and complete performance and observance of all of Seller’s Obligations under the Agreement. The Guarantor unconditionally covenants to the Purchaser in the event of a default or breach at any time by the Seller, the Guarantor shall be responsible for the Obligations and pay all damages and other amounts stipulated in the Agreement with respect to non performance of the Obligations.

2. Guarantor’s Covenants. The liability of the Guarantor shall not be impaired, abated, deferred, diminished, modified, released, terminated or discharged, in whole or in part, or otherwise affected, by any event, condition, occurrence, circumstance, proceeding, action or failure to act, with or without notice to, or the knowledge or consent of the Guarantor, including, without limitation:

a. any amendment, modification or extension of the Agreement or any Obligation;

b. any extension of time for performance, whether in whole or in part, of any Obligation given prior to or after default thereunder;

c. any exchange, surrender or release, in whole or in part, of any security that may be held by the Purchaser at any time under the Agreement;

d. any other guaranty in existence now or which may be executed by the Guarantor or any other third-party affiliated to the Seller;

e. any waiver of or assertion or enforcement or failure or refusal to assert or enforce, in whole or in part, any Obligation, claim, cause of action, right or remedy which the Purchaser may, at any time, have under the Agreement or with respect to any guaranty or any security which may be held by the Purchaser at any time for or under this Agreement or with respect to the Seller;

f. any act, omission or delay by the Purchaser which may in any manner or to any extent vary the risk of the Guarantor or which would otherwise operate as a discharge the Guarantor as a matter of law;

g. the release of any other guarantor from liability for the performance or observance of any Obligation, whether by operation of law or otherwise

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h. the failure to give the Guarantor any notice whatsoever; or

i. any right, power or privilege that the Purchaser may now or hereafter have against any person, entity or collateral in relation to this Agreement.

3. Guarantor’s Additional Covenants. The Guarantor will not dispose, convey, sell or otherwise transfer, or call the Seller to dispose, convey, sell or otherwise transfer, any material business assets of the Seller outside of the ordinary course of the Seller’s business without the prior written consent of the Purchaser, which may be withheld by the Purchaser for any reason, until receipt of the entire Purchased Amount has been remitted to the Purchaser. The Guarantor shall pay to the Purchaser, upon demand, all expenses (including, without limitation, reasonable attorneys’ fees and disbursements) of, or incidental to, or relating to the enforcement or protection of the Purchaser’s rights hereunder or the Purchaser’s rights under this Agreement. This Guaranty is binding upon the Guarantor and the Guarantor’s heirs, legal representatives, successors and assigns and shall inure to the benefit of and may be enforced by the successors and assigns of the Purchaser. If there is more than one Guarantor, the obligations of the Guarantors hereunder shall be joint and several. The obligation of the Guarantor shall be unconditional and absolute, regardless of the unenforceability of any provision of any agreement between the Seller and the Purchaser, or the existence of any defense, setoff or counterclaim, which the Seller may assert. The Purchaser is hereby authorized, without notice or demand and without affecting the liability of the Guarantor hereunder, to at any time renew or extend the Seller’s obligations under this Agreement or otherwise modify, amend or change the terms of the Agreement. Additionally, the Guarantor is hereby notified and consents that a negative credit report reflecting their credit record may be submitted to a credit-reporting agency if the Guarantor does not honor the terms of this Guaranty.

4. Waiver; Remedies. No failure on the part of the Purchaser to exercise, and no delay in exercising any right under this Guaranty shall constitute a waiver, nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise any other rights. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law or equity. In the event the Seller fails to perform any obligation under this Agreement, the Purchaser may enforce its rights under this Guaranty without first seeking to obtain performance for such default from the Seller or any other Guarantors.

5. Acknowledge of Purchase. The Guarantor acknowledges and agrees that the Purchase Price paid by the Purchaser to the Seller in exchange for the Purchased Amount of Future Receipts is a payment for an adequate consideration and is not intended to be treated as a loan or financial accommodation from the Purchaser to the Seller. The Guarantor specifically acknowledges that the Purchaser is not a lender, bank or credit card processor, and the Purchaser has not offered any loans to the Seller. The Guarantor waives any claims or defenses of usury in any action arising out of this Guaranty. The Guarantor acknowledges that the Purchase Price paid to the Seller is good and valuable consideration for the sale of the Purchased Amount.

6. Governing Law and Jurisdiction. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Purchaser which consent may be withheld in Purchaser’s sole discretion. This Agreement shall be governed by and construed in accordance with the laws of the State Connecticut. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof, shall be, if Purchaser so elects, instituted in a state court sitting in the State of Connecticut, County of Fairfield, without regard to conflict of law provisions (the “Acceptable Forum”). The parties agree that the Acceptable Forum shall be the sole and exclusive forum for any and all disputes arising out of or relating to this Agreement and the Parties agree that the Acceptable Forum is convenient and submit to the jurisdiction of the Acceptable Forum and waive any and all objections to jurisdiction or venue. Should a proceeding be initiated in any other forum, the parties waive any right to oppose any motion or application made by either party to transfer such proceeding to an Acceptable Forum.

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7. Jury Waiver. The Parties waive the right to a trial by jury in any court in any suit, action or proceeding on any matter arising in connection with or in any way related to the transactions of which this Guaranty is a part of or its enforcement, except where such waiver is prohibited by law or deemed by a court of law to be against public policy. The Parties acknowledge that each Party makes this waiver knowingly, willingly and voluntarily and without duress, and only after extensive consideration of the ramifications of this waiver with their attorneys.

8. Class Action Waiver. The Parties waive any right to assert any claims against the other Party as a representative or member in any class or representative action, except where such waiver is prohibited by law or deemed by a court of law to be against public policy to the extent either Party is permitted by law or court of law to proceed with a class or representative action against the other. The Parties further acknowledge and agree that in the event a class action does occur: (i) the prevailing party shall not be entitled to recover attorneys’ fees or costs associated with pursuing the class or representative action (not withstanding any other provision in this Agreement); and (ii) the Party who initiates or participates as a member of the class will not submit a claim or otherwise participate in any recovery secured through the class or representative action.

9. Severability. In case any of the provisions of this Guaranty are found to be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of any other provisions contained herein shall not in any way be affected or impaired. Any provision of this Guaranty that may be found by a court having competent jurisdiction to be prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof.

10. Opportunity for Attorney Review. The Guarantor represents that they have carefully read this Guaranty and have had a reasonable opportunity to consult with their attorney. Guarantor understand the contents of this Guaranty and agrees to the terms and conditions of this Guaranty willfully and on their own accord.

11. Counterparts and Facsimile Signatures. This Guaranty may be signed in one or more counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same agreement.

12. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the address(es) set forth on the first page of this Agreement or any other address(es) provided in writing to the Purchaser by any Merchant or Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the address(es) set forth on the first page of this Agreement if it does not furnish a certified mail receipt signed by the Purchaser that the Purchaser was provided with notice of a change in the contact address(es).

13. PREJUDGMENT REMEDY WAIVER. EACH AND EVERY GUARANTOR OF THIS AGREEMENT, AND EACH OTHER PERSON OR ENTITY WHO MAY BECOME LIABLE FOR ALL OR ANY PART OF THIS OBLIGATION, HEREBY ACKNOWLEDGE THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a TO 52- 278m, INCLUSIVE, OR BY OTHER APPLICABLE LAW EACH AND EVERY GUARANTOR OF THIS AGREEMENT HEREBY WAIVE (A) ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER IN CONNECTION WITH ANY AND ALL PREJUDGMENT REMEDIES TO WHICH PURCHASER MAY BECOME ENTITLED BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS AGREEMENT OR SECURITY AGREEMENT SECURING THIS AGREEMENTAND (B) ALL RIGHTS TO REQUEST THAT PURCHASER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT SAID GUARANTOR AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY PURCHASER BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS AGREEMENT OR SECURITY AGREEMENT SECURING THIS AGREEMENT.

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AS PART OF THE SAID PREJUDGMENT REMEDY WAIVER ABOVE, EACH AND EVERY GUARANTOR OF THIS AGREEMENT, AND EACH OTHER PERSON OR ENTITY WHO MAY BECOME LIABLE FOR ALL OR ANY PART OF THIS OBLIGATION HEREBY ACKNOWLEDGE, UNDERSTAND, AGREE AND CONSENT THAT PURCHASER MAY ATTACH OR GARNISH ANY AND ALL OF GUARANTOR’S MONEY HELD IN ANY BANK ACCOUNT AT A BANKING INSTITUTION IF THAT BANKING INSTITUTION HAS A BRANCH, ATM OR OFFICE PHYSICALLY LOCATED IN CONNECTICUT AND/OR IS REGISTERED TO CONDUCT BUSINESS IN CONNECTICUT.

FOR THE MERCHANT (#1) By:

Joseph La Rosa / OWNER	/s/ Joseph La Rosa
(Print Name and Title)	(Signature)

FOR THE MERCHANT (#2) By:

(Print Name and Title)	(Signature)

FOR THE MERCHANT (#3) By:

(Print Name and Title)	(Signature)

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EXHIBIT C – ACH AUTHORIZATION

This ACH Authorization (the “ACH”) is entered into on 10/07/2024, by and between Arin Funding LLC (“Purchaser”), La Rosa Holdings Corp. (the “Merchant”) and Joseph La Rosa (the “Guarantor”) (collectively, the “Parties”).

1. Bank Account Access. Prior to entering into this Agreement, as part of the underwriting process, Purchaser will require access to the Merchant’s bank accounts via online bank access. Once the Agreement is executed, Purchaser requires daily viewing access to the Merchant’s bank account(s) to confirm the appropriate processing of the Scheduled Remittances. This information is strictly confidential.

2. Bank Login Authorization. Upon execution of the ACH, the Merchant and Guarantor(s) understand that they are authorizing Purchaser and its agents unlimited “view only” access into any and all bank accounts, credit unions or financial institutions linked directly or indirectly to the businesses or entities listed as parties of this Agreement for the duration of the Agreement. Access is limited to viewing accounts and does not permit Purchaser to make any changes other than saving electronic transactional history. If at any time the Merchant or Guarantor changes their account credentials, they are required to provide Purchaser updated credentials. Refusal to provide access to accounts shall be deemed a default of this Agreement.

3. Account Holder Information.

a.	Account Holder Name:	La Rosa Holdings Corp.

b.	Account Holder DBA:	LA ROSA

c.	Account Holder Business Address :	1420 Celebration Blvd., 2nd Floor, Celebration , FL 34747

4. Account Holder’s Bank Information. If there are multiple bank accounts, please provide the following information for each bank account on a separate page and annex hereto.

a.	Account Holder Bank Name(s):

b.	Bank Portal Website:	[*]

c.	Bank Account Number:	[*]

d.	Bank Routing Number:	[*]

e.	Bank Account Username:

f.	Bank Account Password:

a.	Account Holder Name:

g.	Security Question / Answer 1:

h.	Security Question / Answer 2:

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5. Transaction Information:

a.	Amount of Transaction:	$ 15,473.68

b.	Effective Date:	10/07/2024

c.	Rate of Collection:	WEELY

6. Complete ACH Authorization. As per the ACH, the undersigned hereby authorizes Purchaser to electronically draft via the Automated Clearing House system the amounts indicated above from the account identified above. This authority will continue until withdraw in writing by the undersigned account holder. The undersigned hereby certifies that they are duly authorized to execute this form on behalf of the above listed account holder. The Merchant acknowledges they are responsible for $35 rejection fee if items are returned for insufficient funds.

I, the undersigned, acknowledge and agree with these items, which are described in detail within the pages of this ACH.

FOR THE MERCHANT (#1) By:

Joseph La Rosa / OWNER	/s/ Joseph La Rosa
(Print Name and Title)	(Signature)

FOR THE MERCHANT (#2) By:

(Print Name and Title)	(Signature)

FOR THE MERCHANT (#3) By:

(Print Name and Title)	(Signature)

CT May/ 2023	20

ADDENDUM TO STANDARD MERCHANT CASH ADVANCE AGREEMENT – MERCHANT LIST

This is an Addendum, dated 10/07/2024, to the Standard Merchant Cash Advance Agreement (“Agreement”) of ARIN FUNDING LLC (“ARIN”), dated 10/07/2024. This Addendum incorporates the Agreement by reference. Each Contact Address set forth in this Addendum will be treated as if it is set forth as a Contact Address on Page 1 of the Agreement. The terms of this Addendum will control to the extent they conflict with any of the terms in the Agreement.

The following entities and/or sole proprietorships will be a Merchant under the Agreement:

1.	La Rosa Coaching, LLC

2.	La Rosa CRE LLC

3.	La Rosa Realty, LLC

4.	La Rosa Property Management

FOR MERCHANT #1

By:	JOSEPH LA ROSA, Owner	/s/ Joseph La Rosa
	(Print Name and Title)	(Signature)

By:
	(Print Name and Title)	(Signature)

ADDENDUM TO STANDARD MERCHANT CASH ADVANCE AGREEMENT
FOR ESTIMATED PAYMENTS

This is an Addendum, dated 10/07/2024, to the Standard Merchant Cash Advance Agreement (“Agreement”), dated 10/07/2024, between Arin Funding LLC (“ARIN”) and La Rosa Holdings Corp. (“Merchant”). This Addendum incorporates the Agreement by reference. The terms of this Addendum will control to the extent they conflict with any of the terms in the Agreement.

Instead of debiting the 10% Specified Percentage of Merchant’s Receivables, ARIN may instead debit $15,473.68 (“Estimated Payment”) from the Account every WEEK. The Estimated Payment is intended to be an approximation of no more than the Specified Percentage.

Any Merchant may give written notice to ARIN requesting that ARIN conduct a reconciliation in order to ensure that the amount that ARIN has collected equals the Specified Percentage of Merchant(s)’s Receivables under this Agreement. Any Merchant may give written notice requesting a reconciliation. A request for reconciliation may also be made by e-mail to ADAM@ARINFUNDING.COM and such notice will be deemed to have been received if and when ARIN sends a reply e-mail (but not a read receipt). If such reconciliation determines that ARIN collected more than it was entitled to, then within seven days thereafter, ARIN will credit to the Account all amounts to which ARIN was not entitled and decrease the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation. If such reconciliation determines that ARIN collected less than it was entitled to, then within seven days thereafter, ARIN will debit from the Account all additional amounts to which ARIN was entitled and increase the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation, with the increase being subject to any Cap in place on collections. In order to effectuate this reconciliation, any Merchant must produce with its request the login and password for the Account and any and all bank statements and merchant statements covering the period from the date of this Agreement through the date of the request for a reconciliation. ARIN will complete each such reconciliation within two business days after receipt of a written request for one accompanied by the information and documents required for it. Nothing herein limits the amount of times that such a reconciliation may be requested.

FOR THE MERCHANT/OWNER (#1)

By:	Joseph La Rosa	CEO	/s/ Joseph La Rosa
	(Print Name)	(Print Title)	(Signature)

FOR THE MERCHANT/OWNER (#2)

By:
	(Print Name)	(Print Title)	(Signature)

ADDENDUM TO STANDARD MERCHANT CASH ADVANCE AGREEMENT

FOR ADDITIONAL FEES

This is an Addendum, dated 10/07/2024, to the Standard Merchant Cash Advance Agreement (“Agreement”), dated 10/07/2024, between ARIN FUNDING LLC (“ARIN”) and La Rosa Holdings Corp.

(“Merchant”). This Addendum incorporates the Agreement by reference. The terms of this Addendum will control to the extent they conflict with any of the terms in the Agreement.

Each Merchant may be held responsible for an NSF/ Rejected ACH Fee of $50.00 for each time an ACH debit to the Account by ARIN is returned or otherwise rejected. No Merchant will be held responsible for such a fee if any Merchant gives ARIN advance notice of no more than one business day in advance that the Account has insufficient funds to be debited by ARIN and no Merchant is otherwise in default of the terms of the Agreement. Each such fee may be deducted from any payment collected by ARIN or may be collected in addition to any other payment collected by ARIN under this Agreement.

FOR THE MERCHANT/OWNER (#1)

By:	Joseph La Rosa	CEO	/s/ Joseph La Rosa
(Print Name)		(Print Title)	(Signature)

FOR THE MERCHANT/OWNER (#2)

By:
(Print Name)		(Print Title)	(Signature)

DECLARATION OF ORDINARY COURSE OF BUSINESS

Each undersigned hereby declares the following:

1. I am duly authorized to sign the Standard Merchant Cash Advance Agreement (“Agreement”), dated 10/07/2024 between Arin Funding LLC (“ARIN”) and La Rosa Holdings Corp. (“Merchant”) on behalf of Merchant.

2. This Declaration incorporates by reference the Agreement and every addendum to it.

3. I acknowledge that I am authorized to sign the Agreement and every addendum to it on behalf of each Merchant.

4. I acknowledge that I had sufficient time to review the Agreement and every addendum to it before signing it.

5. I acknowledge that I had an opportunity to seek legal advice from counsel of my choosing before signing the Agreement and every addendum to it.

6. I acknowledge that each Merchant is entering into the Agreement voluntarily and without any coercion.

7. I acknowledge that each Merchant is entering into the Agreement in the ordinary course of its business.

8. I acknowledge that the payments to be made from any Merchant to CCU under the Agreement are being made in the ordinary course of each Merchant’s business.

9. I am aware of each Merchant’s right to request a reconciliation of the payments made under the Agreement at any time.

10. I DECLARE UNDER PENALTY OF PERJURY THAT THE FOREGOING IS TRUE AND CORRECT.

Executed on	10/07/2024
(Date)

FOR THE MERCHANT/OWNER (#1)

By:	Joseph La Rosa	CEO	/s/ Joseph La Rosa
	(Print Name)	(Print Title)	(Signature)

FOR THE MERCHANT/OWNER (#2)

By:
	(Print Name)	(Print Title)	(Signature)